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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-24505, 33-62209, and 33-66822) of our report dated February 6, 2001, relating to the financial statements, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 22, 2001